Business Combinations	3 Months Ended
Mar. 31, 2023
Business Combinations [Abstract]
Business Combinations

12. Business Combinations

On January 27, 2023 (“Closing Date”), the Company acquired 100% of the equity interests of fSight. The results of fSight’s operations have been included in the unaudited condensed consolidated interim financial statements since the Closing Date. fSight primarily focuses on developing and marketing a software as a service platform, based on artificial intelligence for the smart management of electrical energy. The acquisition expands the Company’s ability to leverage energy consumption and production data for solar energy producers, adding a prediction platform that provides actionable system performance data, from the grid down to the module level.

Under the terms of the purchase agreement, total consideration consisted of 5,598,751 shares of the Company’s common stock issued at closing with a fair value of approximately $10.1 million, 737,233 shares of the Company’s common stock with a fair value of approximately $1.3 million to be issued 12 months from closing and 368,617 shares of the Company’s common stock with a fair value of approximately $0.7 million to be issued 18 months from closing (collectively “contingent shares”). The transaction was accounted for as a business combination pursuant to ASC Topic 805, Business Combinations, using the acquisition method of accounting and in conjunction with the acquisition, the Company recognized $0.1 million of acquisition-related costs during the three months ended March 31, 2023, which were expensed as incurred in the condensed consolidated statement of operations and comprehensive income (loss). The contingent shares were recorded as a liability at a fair value of approximately $2.0 million on the Closing Date based on the fair value of the Company’s common stock at the Closing Date. The current portion of the contingent shares liability is recorded in accrued expenses and other current liabilities and the non-current portion of the contingent shares liability is recorded in other long-term liabilities within the condensed consolidated balance sheet. At March 31, 2023, the liability was revalued to $2.2 million based upon the Company’s common stock fair value per share on March 31, 2023. The $0.2 million change in fair value was recorded as change in fair value of preferred stock warrant and contingent shares liability for the three months ended March 31, 2023.

The following table summarizes the provisional fair values of the identifiable assets acquired and liabilities assumed at the date of the acquisition:

(in thousands)	As of January 27, 2023 (Unaudited)
Consideration transferred:
Fair value of common stock issued	$10,078
Fair value of contingent shares	1,990
Total consideration	$12,068

Assets Acquired
Cash and cash receivables	$55
Accounts receivable	117
Property and equipment	9
Intangibles assets	2,000
Goodwill	11,996
Total assets acquired	$14,177
Liabilities Assumed
Accounts payable	$418
Accrued Expenses	294
Convertible loans	527
Other current liabilities	89
Other long-term liabilities	781
Net assets acquired	$12,068

The amounts above represent the Company’s provisional fair value estimates related to the acquisition as of January 27, 2023 and are subject to subsequent adjustments as additional information is obtained during the applicable measurement period. The primary areas of estimates that are not yet finalized include certain tangible assets acquired and liabilities assumed, as well as the identifiable intangible assets. The purchase price was allocated to the tangible assets and identifiable intangible assets acquired and liabilities assumed based on their acquisition date estimated fair values. Accounts receivable and property and equipment acquired were not material in size or scope, and the carrying amounts of these assets represented their fair value. The identifiable intangible assets consist of trade names, developed technology, and customer relationships which were assigned fair values of approximately $10,000, $1.8 million and $0.2 million, respectively. The trade names, developed technology, and customer relationships are all being amortized on a straight-lined basis over 3, 10, and 10 years, respectively.

The trade names were valued using the relief from royalty method, the developed technology was valued using the multiperiod excess earnings method and the customer relationships were valued using the distributor method. Each method requires several judgments and assumptions to determine the fair value of intangible assets, including revenue growth rates, discount rates, earnings before interest, taxes, depreciation, and amortization margins, and tax rates, among others. These nonrecurring fair value measurements are Level 3 measurements within the fair value hierarchy.

Goodwill represents the excess of the purchase price over the identifiable tangible and intangible assets acquired in addition to liabilities assumed arising from the business combination. The Company believes the goodwill related to the acquisition was attributable to the expected synergies, value of the assembled workforce, and the collective experience of the management team with regards to its operations, customers, and industry.

Supplemental Pro Forma Information (Unaudited)

The selected financial data with respect to the revenue and earnings on a pro forma consolidated basis as if the acquisition of fSight occurred on January 1, 2022 has been omitted as it was impracticable to make the necessary adjustments to prepare the acquired entity’s financial statements in accordance with GAAP for the year ended December 31, 2022 in a timely manner as the acquired entity was a privately held international organization for which financial statements were not prepared under GAAP.

Supplemental Information of Operating Results (Unaudited)

For the three months ended March 31, 2023, the Company’s unaudited condensed consolidated interim statement of operations included net revenues of $0.1 million and a net loss of $0.3 million attributable to fSight for the period beginning January 1, 2023 through March 31, 2023.